UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Shuttle Pharmaceuticals Holdings, Inc. (the “Company”) is announcing the postponement of its previously announced special meeting of stockholders (the “Special Meeting”) from its currently scheduled date and time on Thursday, September 3, 2026, at 11:00 a.m. Eastern Time, to its new time on September 9, 2026, at 11:00 a.m. Eastern Time (the “Reconvened Special Meeting”). If you vote your proxy, your vote must be received by 11:59 p.m. Eastern Time on September 8, 2026 in order for your vote to be counted.

The Company decided to postpone the Special Meeting to allow for further time to solicit proxies from the Company’s stockholders, provide stockholders with additional time to consider to proposals and vote in order to facilitate broader participation, and to allow the Company’s stockholders additional time to consider the amendment to the terms of the Milestone Events described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 1, 2026.

At the Reconvened Special Meeting, stockholders will be deemed to be present in person and vote at such adjourned meeting in the same manner as disclosed in the Definitive Proxy Statement on Schedule 14A for the Annual Meeting, as supplemented, filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on August 13, 2026. Valid proxies submitted prior to the Special Meeting will continue to be valid for the Reconvened Special Meeting, unless properly changed or revoked prior to votes being taken at the Reconvened Special Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.
Dated: September 2, 2026
	By:	/s/ Chris Cooper
	Name:	Chris Cooper
	Title:	Co-Chief Executive Officer